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                                    FORM T-1

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

                      CHECK IF AN APPLICATION TO DETERMINE
                      ELIGIBILITY OF A TRUSTEE PURSUANT TO
                           SECTION 305(b)(2)     |__|

                                   __________

                              THE BANK OF NEW YORK
               (Exact name of trustee as specified in its charter)

NEW YORK                                                   13-5160382
(State of incorporation                                    (I.R.S. employer
if not a U.S. national bank)                               identification no.)

ONE WALL STREET, NEW YORK, N.Y.                            10286
(Address of principal executive offices)                   (Zip code)

                                   __________

                            MDU RESOURCES GROUP, INC.
               (Exact name of obligor as specified in its charter)


DELAWARE                                                   41-0423660
(State or other jurisdiction of                            (I.R.S. employer
incorporation or organization)                             identification no.)

SCHUCHART BUILDING
918 EAST DIVIDE AVENUE, P.O. BOX 5650
BISMARCK, NORTH DAKOTA                                     58506-5650
(Address of principal executive offices)                   (Zip code)

                                   __________

                                 DEBT SECURITIES
                       (Title of the indenture securities)

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1.   GENERAL INFORMATION. FURNISH THE FOLLOWING INFORMATION AS TO THE TRUSTEE:

     (a) NAME AND ADDRESS OF EACH EXAMINING OR SUPERVISING AUTHORITY TO WHICH IT IS SUBJECT.

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     Name                                     Address
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     Superintendent of Banks of the           2 Rector Street, New York,
     State of New York                        N.Y. 10006, and Albany, N.Y. 12203

     Federal Reserve Bank of New York         33 Liberty Plaza, New York,
                                              N.Y. 10045

     Federal Deposit Insurance Corporation    Washington, D.C. 20429

     New York Clearing House Association      New York, New York 10005

     (b) WHETHER IT IS AUTHORIZED TO EXERCISE CORPORATE TRUST POWERS.

     Yes.

2.   AFFILIATIONS WITH OBLIGOR.

     IF THE OBLIGOR IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH AFFILIATION.

     None.

16.  LIST OF EXHIBITS.

     EXHIBITS IDENTIFIED IN PARENTHESES BELOW, ON FILE WITH THE COMMISSION, ARE INCORPORATED HEREIN BY REFERENCE AS AN EXHIBIT HERETO, PURSUANT TO RULE 7A-29 UNDER THE TRUST INDENTURE ACT OF 1939 (THE "ACT") AND 17 C.F.R. 229.10(D).

     1. A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637.)

     4. A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 33-31019.)

     6. The consent of the Trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with Registration Statement No. 33-44051.)

     7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.


                                      -2-
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                                    SIGNATURE


     Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 26th day of March, 2003.


                                          THE BANK OF NEW YORK


                                          By:   /s/ MARYBETH LEWICKI
                                             --------------------------
                                             Name:  MARYBETH LEWICKI
                                             Title: VICE PRESIDENT


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                                                                       EXHIBIT 7
                                                                       ---------

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                       Consolidated Report of Condition of

                              THE BANK OF NEW YORK

                    of One Wall Street, New York, N.Y. 10286
                     And Foreign and Domestic Subsidiaries,
a member of the Federal Reserve System, at the close of business September 30, 2002, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.

                                                                 Dollar Amounts
ASSETS                                                             In Thousands
Cash and balances due from depository institutions:
  Noninterest-bearing balances and currency and coin......           $3,735,469
  Interest-bearing balances...............................            3,791,026
Securities:
  Held-to-maturity securities.............................            1,140,688
  Available-for-sale securities...........................           15,232,384
Federal funds sold in domestic offices....................            1,286,657
Securities purchased under agreements to resell...........            1,035,718
Loans and lease financing receivables:
  Loans and leases held for sale..........................              869,285
  Loans and leases, net of unearned
    income..................................34,695,130
  LESS: Allowance for loan and
    lease losses...............................645,382
  Loans and leases, net of unearned income
    and allowance.........................................           34,049,748
Trading Assets............................................            9,044,881
Premises and fixed assets (including capitalized
  leases).................................................              823,722
Other real estate owned...................................                  778
Investments in unconsolidated subsidiaries and
  associated companies....................................              226,274
Customers' liability to this bank on acceptances
  outstanding.............................................              249,803
Intangible assets.........................................
  Goodwill................................................            1,852,232
  Other intangible assets.................................               54,714
Other assets..............................................            4,961,572
                                                                    -----------
Total assets..............................................          $78,354,951
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LIABILITIES
Deposits:
  In domestic offices.....................................          $32,962,289
  Noninterest-bearing.......................12,792,415
  Interest-bearing..........................20,169,874
  In foreign offices, Edge and Agreement
    subsidiaries, and IBFs................................           24,148,516
  Noninterest-bearing..........................445,725
  Interest-bearing..........................23,702,791
Federal funds purchased in domestic offices...............              959,287
Securities sold under agreements to repurchase............              491,806
Trading liabilities.......................................            2,916,377
Other borrowed money:
  (includes mortgage indebtedness and obligations
  under capitalized leases)...............................            1,691,634
Bank's liability on acceptances executed and
  outstanding.............................................              251,701
Subordinated notes and debentures.........................            2,090,000
Other liabilities.........................................            5,815,688
                                                                    -----------
Total liabilities.........................................          $71,327,298
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Minority interest in consolidated
   subsidiaries...........................................              500,019

EQUITY CAPITAL
Perpetual preferred stock and related surplus.............                    0
Common stock..............................................            1,135,284
Surplus...................................................            1,056,724
Retained earnings.........................................            4,218,003
Accumulated other comprehensive income....................             (117,623)
Other equity capital components...........................                    0
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Total equity capital......................................            6,527,634
                                                                    -----------
Total liabilities minority interest and equity capital....          $78,354,951
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     I, Thomas J. Mastro, Senior Vice President and Comptroller of the
above-named bank do hereby declare that this Report of Condition is true and correct to the best of my knowledge and belief.

                                                           Thomas J. Mastro,
                                       Senior Vice President and Comptroller

     We, the undersigned directors, attest to the correctness of this statement of resources and liabilities. We declare that it has been examined by us, and to the best of our knowledge and belief has been prepared in conformance with the instructions and is true and correct.

Thomas A. Renyi            |
Gerald L. Hassell          |           Directors
Alan R. Griffith           |